INTER
PUBLIC
GROUP

First Quarter 2006 Earnings Conference Call

May 10, 2006

Overview – First Quarter 2006

INTER PUBLIC GROUP

- Revenue growth was approximately flat compared with Q1-05 as reported
- Organic revenue growth was 4.8%
  - Approximately 2.6% of the increase was due to the timing of revenue recognition
  - Growth primarily attributable to increased spending by existing clients
  - Positive organic growth for the full year remains challenging
- Q1 cash use primarily due to seasonality, timing of incentive payments, '05 media account losses and severance payments

Operating Performance Q1-2006

		Three Months Ended March 31		
		2006		2005 (Restated)
Revenue	$	1,327.0	$	1,328.2
Salaries and Related Expenses		950.7		975.1
Office and General Expenses		535.7		529.1
Restructuring Charges (Reversals)		0.4		(6.9)
Operating Loss		(159.8)		(169.1)
Interest Expense		(46.1)		(46.9)
Interest Income		25.9		14.9
Other Income		0.8		14.7
Loss before Income Taxes		(179.2)		(186.4)
Taxes		(8.8)		(40.6)
Net Equity Interests (Net of Tax)		0.2		(0.6)
Net Loss		(170.2)		(146.4)
Dividends on Preferred Stock		11.9		5.0
Net Loss Applicable to Common Stockholders	$	(182.1)	$	(151.4)
Loss Per Share - Basic and Diluted	$	(0.43)	$	(0.36)
Weighted-Average Shares - Basic and Diluted		426.0		423.8

INTER PUBLIC GROUP

($ in Millions, except per share amounts)

Revenue

Interpublic

Three Months Ended		
March 31, 2005 (Restated)	**$1,328.2**	
Total change	(1.2)	(0.1%)
Foreign currency changes	(26.1)	(2.0%)
Net acquisitions/divestitures	(38.6)	(2.9%)
Organic	63.5	4.8%
March 31, 2006	**$1,327.0**	

Segments

	Three Months Ended March 31			Change
	2006	2005 (Restated)	Change	Reported	Organic
IAN	$ 1,108.8	$ 1,114.5	$ (5.7)	(0.5%)	4.6%
CMG	$ 218.2	$ 212.6	$ 5.6	2.6%	5.7%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

Geographic Revenue Change

	Three Months Ended March 31, 2006	
	Reported	Organic
United States	5.1%	7.1%
International	(6.5%)	1.9%
United Kingdom	(13.7%)	(6.2%)
Continental Europe	(17.0%)	0.6%
Latin America	18.1%	8.3%
Asia Pacific	8.5%	11.9%
Other	13.0%	7.3%
Worldwide	**(0.1%)**	**4.8%**

See reconciliation on page 20.

INTER PUBLIC GROUP

Expenses

Salaries & Related

		2006		2005 (Restated)		Change $	Change Reported	Change Organic
Three Months Ended March 31	$	950.7	$	975.1	$	(24.4)	(2.5%)	1.7%
% of Revenue		**71.6%**		**73.4%**				
three months severance	$	12.1	$	13.5	$	(1.4)	(10.4%)	(4.7%)
% of Revenue		**0.9%**		**1.0%**				

Office & General

		2006		2005 (Restated)		Change $	Change Reported	Change Organic
Three Months Ended March 31	$	535.7	$	529.1	$	6.6	1.2%	7.1%
% of Revenue		**40.4%**		**39.8%**				
three months total professional fees	$	90.7	$	75.1	$	15.6	20.8%	22.6%
% of Revenue		**6.8%**		**5.7%**				

See reconciliation on page 18.

($ in Millions)

Cash Flow

INTER PUBLIC GROUP

	Three Months Ended March 31	
	2006	2005 (Restated)
NET LOSS	$ (170)	$ (146)
OPERATING ACTIVITIES		
Non-cash charges & non-operating items	4	(28)
Depreciation & amortization	55	54
Deferred taxes	(32)	(33)
Change in working capital, net	(393)	(171)
Other non-current assets & liabilities	8	(16)
Cash used in Operating Activities	(528)	(340)
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(2)	(13)
Business & investment dispositions, net	3	9
Capital expenditures	(19)	(32)
Cash used in Investing Activities	(18)	(36)
FINANCING ACTIVITIES		
Cash used in Financing Activities	(27)	(5)
Currency effect	8	(19)
Decrease in Cash and S/T Marketable Securities	$ (565)	$ (400)

($ in Millions)

Balance Sheet – Current Portion

	March 31, 2006	December 31, 2005	March 31, 2005 (Restated)
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,207.0	$ 2,075.9	$ 1,549.5
Short-term marketable securities	420.0	115.6	1.2
Accounts receivable, net	3,581.9	4,015.7	3,986.5
Expenditures billable to clients	945.0	917.6	1,044.5
Deferred income taxes	184.3	184.3	311.9
Prepaid expenses and other current assets	219.7	188.3	187.4
Total current assets	$ 6,557.9	$ 7,497.4	$ 7,081.0
CURRENT LIABILITIES:			
Accounts payable	$ 3,794.4	$ 4,245.4	$ 4,329.2
Accrued liabilities	2,207.5	2,554.3	2,495.0
Short-term debt	49.3	56.8	337.2
Total current liabilities	$ 6,051.2	$ 6,856.5	$ 7,161.4

($ in Millions)

INTER
PUBLIC
GROUP

Debt Maturity Schedule

Long-term & Convertible Debt = $2.2 billion


$1,000
$800
$600
$400
$200
$0
$ 1,050
$250
$250
$500
$350
$800
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015+
Convertible Debt
Term Debt
Investor Option to Put 4.5 % Convertible Notes due 2023

As of March 31, 2006

($ in Millions, except Total Debt)

INTER PUBLIC GROUP

Metrics – Quarterly Update

Category	Metric
REVENUE	Organic growth
	Revenue by discipline
	Regional growth
	Revenue per avg number of employees
SALARIES & RELATED	Salaries & related (% to rev)
	Base, benefits and tax (% to rev)
	Severance expense (% to rev)
	Incentive expense (% to rev)
	Temporary help (% to rev)
OFFICE & GENERAL	Office & General (% to rev)
	Professional fees (% to rev)
	Occupancy costs ex D&A (% to rev)
	Telecom, T&E and office supplies (% to rev)
REAL ESTATE	Occupancy cost ratio (ex D&A)
FINANCIAL	Adjusted EBITDA coverage
	Total available liquidity

INTER PUBLIC GROUP

Summary

INTER PUBLIC GROUP

- Pleased with organic revenue growth in the quarter, but still have challenges ahead
- Flat organic growth for the full year would represent solid performance, in light of our starting point
- Focused on initiatives to drive margin improvement
  - Changing business processes to Shared Services model
  - Attaining common SAP financial platform
  - Consolidating Global Information Systems
  - Streamlining legal structure
  - Improving Real Estate management
- Managing costs will be key priority for the remainder of the year

INTER
PUBLIC
GROUP

Appendix

Domestic Revenue Q1-2006

Interpublic -- Domestic

Three Months Ended		
March 31, 2005 (Restated)	**$ 738.1**	
Total change	37.3	5.1%
Foreign currency changes	-	0.0%
Net acquisitions/divestitures	(15.0)	(2.0%)
Organic	52.3	7.1%
March 31, 2006	**$ 775.4**	

INTER PUBLIC GROUP

Segments – Domestic

	Three Months Ended March 31			Change	
	2006	2005 (Restated)	Change	Reported	Organic
IAN	$ 635.7	$ 613.6	$ 22.1	3.6%	6.0%
CMG	$ 139.7	$ 124.5	$ 15.2	12.2%	12.4%

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

International Revenue Q1-2006

INTER
PUBLIC
GROUP

Interpublic – International

Three Months Ended		
March 31, 2005 (Restated)	**$ 590.1**	
Total change	(38.5)	(6.5%)
Foreign currency changes	(26.1)	(4.4%)
Net acquisitions/divestitures	(23.6)	(4.0%)
Organic	11.2	1.9%
March 31, 2006	**$ 551.6**	

Segments -- International

	Three Months Ended March 31			Change
	2006	**2005 (Restated)**	**Change**	**Reported**	**Organic**
IAN	$ 473.1	$ 500.9	$ (27.8)	(5.6%)	2.9%
CMG	$ 78.5	$ 88.1	$ (9.6)	(10.9%)	(3.6%)

Integrated Agency Networks: McCann, FCB, Lowe, Draft and our stand-alone agencies
Constituent Management Group: Weber Shandwick, Future Brand, DeVries, Golin Harris, Jack Morton and Octagon Worldwide

($ in Millions)

Corporate & Other Expense

INTER PUBLIC GROUP

	Three Months Ended March 31		
	2006	2005 (Restated)	Change
Salaries, benefits and related expenses	$ 50.3	$ 49.2	$ 1.1
Professional fees	60.8	52.6	8.2
Rent and depreciation	15.3	11.9	3.4
Corporate insurance	4.9	7.1	(2.2)
Bank fees	0.5	0.5	-
Other	5.5	6.6	(1.1)
Expenses allocated to operating divisions	(46.8)	(36.8)	(10.0)
Total Corporate and Other	**$ 90.5**	**$ 91.1**	**$ (0.6)**

($ in Millions)

Revenue by Region

INTER
PUBLIC
GROUP

Q1 2006


Other
4%
Asia Pacific
8%
Latin America
4%
Continental
Europe
16%
United Kingdom
10%
United States
58%

$ 1,327.0

Q1 2005
(Restated)


Asia Pacific
7%
Other
3%
Latin America
4%
Continental
Europe
19%
United
Kingdom
11%
United States
56%

$ 1,328.2

($ in Millions)

Segment Performance

			Three Months Ended March 31		
			2006		2005 (Restated)
Interpublic*					
	Revenue	$	1,327.0	$	1,328.2
	Operating Expenses	$	1,486.4	$	1,504.2
	Operating Loss	$	(159.4)	$	(176.0)
	Operating Margin %		(12.0%)		(13.3%)
IAN					
	Revenue	$	1,108.8	$	1,114.5
	Operating Expenses	$	1,181.9	$	1,200.2
	Operating Loss	$	(73.1)	$	(85.7)
	Operating Margin %		(6.6%)		(7.7%)
CMG					
	Revenue	$	218.2	$	212.6
	Operating Expenses	$	214.0	$	212.7
	Operating Income/(Loss)	$	4.2	$	(0.1)
	Operating Margin %		1.9%		0.0%
Corporate					
	Operating Expenses	$	90.5	$	91.1

* Reconciliation of Interpublic Performance					
	Operating Expenses as reported	$	1,486.8	$	1,497.3
	Exclude: Restructuring charges (reversals)		0.4		(6.9)
	Operating Expenses per above	$	1,486.4	$	1,504.2
	Operating Loss as reported	$	(159.8)	$	(169.1)
	Add back: Restructuring charges (reversals)		0.4		(6.9)
	Operating Loss per above	$	(159.4)	$	(176.0)

($ in Millions)

Reconciliation of Organic Measures

INTER PUBLIC GROUP

Salaries & Related

	Three Months	
	Total	
	$	% Change
March 31, 2005 (Restated)	$ 975.1	
Foreign currency changes	(18.7)	(1.9%)
Net acquisitions/divestitures	(22.2)	(2.3%)
Organic	16.5	1.7%
Total change	(24.4)	(2.5%)
March 31, 2006	$ 950.7	

Office & General

	Three Months	
	Total	
	$	% Change
March 31, 2005 (Restated)	$ 529.1	
Foreign currency changes	(11.3)	(2.1%)
Net acquisitions/divestitures	(19.7)	(3.7%)
Organic	37.6	7.1%
Total change	6.6	1.2%
March 31, 2006	$ 535.7	

($ in Millions)

Depreciation and Amortization*

INTER PUBLIC GROUP

	2005				
	Q1 (Restated)	Q2 (Restated)	Q3 (Restated)	Q4	FY 2005
Depreciation and amortization of fixed assets and intangible assets	$ 40.3	$ 40.6	$ 40.4	$ 47.5	$ 168.8
Amortization of bond discounts and deferred financing costs	2.1	2.9	3.8	0.3	9.1
Amortization of restricted stock and other non-cash compensation	11.8	6.0	11.4	13.1	42.3
Total	$ 54.2	$ 49.5	$ 55.6	$ 60.9	$ 220.2

	2006	
	Q1	YTD 2006
Depreciation and amortization of fixed assets and intangible assets	$ 42.9	$ 42.9
Amortization of bond discounts and deferred financing costs	3.2	3.2
Amortization of restricted stock and other non-cash compensation	9.3	9.3
Total	$ 55.4	$ 55.4

* Included in amortization of restricted stock for the period ended March 31, 2006 is a net benefit of $2.0 resulting from the cumulative effect of adoption of SFAS 123(R).

($ in Millions)

Reconciliation of Geographic Revenue Change

Three Months Ended March 31

	2006	2005 (Restated)	Reported Change	Foreign Currency Changes	Net Acquisitions/ Divestitures	Organic
US	$ 775.4	$ 738.1	$ 37.3	$ -	$ (15.0)	$ 52.3
UK	125.8	145.8	(20.0)	(10.8)	(0.1)	(9.1)
Continental Europe	206.7	248.9	(42.2)	(18.8)	(24.8)	1.4
Latin America	55.5	47.0	8.5	5.4	(0.8)	3.9
Asia Pacific	99.7	91.9	7.8	(3.0)	(0.1)	10.9
Other	63.9	56.5	7.4	1.1	2.2	4.1
Worldwide	$ 1,327.0	$ 1,328.2	$ (1.2)	$ (26.1)	$ (38.6)	$ 63.5

($ in Millions)

Maximum Potential Dilution

	Shares (millions)
Stock Options and Restricted Stock	5.4
Convertible Notes	64.4
Convertible Preferred Stock "A"	27.7
Convertible Preferred Stock "B"	38.4
Total as of 3/31/06	**135.9**

INTER PUBLIC GROUP

INTER
PUBLIC
GROUP

Metrics

Revenue by Discipline


Marketing Services
38%
62%
Advertising & Media

$1,327.0

March 31, 2006

($ in Millions)

Salaries & Related Expenses

% to Revenue, Last Twelve Months



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
63.4%
63.7%
60.4%
LTM 3/31/06
LTM 12/31/05
LTM 3/31/05

INTER PUBLIC GROUP

Office & General Expenses

INTER
PUBLIC
GROUP

% to Revenue, Last Twelve Months



40.0%
35.0%
30.0%
25.0%
20.0%
36.6%
36.5%
35.8%
LTM 3/31/06
LTM 12/31/05
LTM 3/31/05

Salaries & Related Expenses % to Revenue

Three Months Ended March 31


Base Benefits & Tax
65.0%
60.0%
55.0%
61.1%
61.9%
3/31/2006
3/31/05 (Restated)


Incentive Expense
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.5%
3.2%
3/31/2006
3/31/05 (Restated)


Severance Expense
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.9%
1.0%
3/31/2006
3/31/05 (Restated)


Temporary Help
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.9%
3.8%
3/31/2006
3/31/05 (Restated)

All other Salaries & Related, not shown, was 3.2% and 3.5% for the three months ended March 31, 2006 and 2005, respectively.

INTER PUBLIC GROUP

Office & General Expenses % to Revenue

Three Months Ended March 31



Professional Fees
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.8%
5.7%
3/31/2006
3/31/05 (Restated)



Occupancy (ex-depreciation)
12.0%
10.0%
8.0%
6.0%
9.7%
9.9%
3/31/2006
3/31/05 (Restated)



T&E, Office Supplies & Telecom
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.3%
5.5%
3/31/2006
3/31/05 (Restated)



All Other O&G
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.6%
18.7%
3/31/2006
3/31/05 (Restated)

INTER PUBLIC GROUP

Revenue per Average Number of Employees*



Last Twelve Months
$148.0
$146.0
$144.0
$142.0
$140.0
$138.0
$145.7
$144.5
LTM 3/31/06
LTM 12/31/05

* Headcount is a 5 point average

($ in Millions)

EBITDA Coverage of Net Interest Expense


Adjusted EBITDA : Net Interest Expense, Last Twelve Months
5.0
4.0
3.0
2.0
1.0
0.0
2.4x
1.9x
3.7x
LTM 3/31/06
LTM 12/31/05
LTM 3/31/05

Adjusted EBITDA is calculated as operating income excluding impairments and other charges, restructuring charges in office and general expenses, and depreciation and amortization of fixed assets, intangible assets, and restricted stock and other awards.

See reconciliation on slide 30.

INTERPUBLIC GROUP

Reconciliation of Operating Income to Adjusted EBITDA

	LTM 3/31/2006	LTM 12/31/2005	LTM 3/31/2005
Operating (Loss) - As Reported	$ (94.9)	$ (104.2)	$ (187.8)
Add back:			
Restructuring charges (reversals)	-	(7.3)	(6.3)
Restructuring program charges (reversals) in O&G	-	-	3.5
Long-lived asset impairments	98.6	98.6	316.5
Motorsports contract termination costs	-	-	113.6
Depreciation and amortization	211.3	211.1	207.5
Adjusted EBITDA	$ 215.0	$ 198.2	$ 447.0

INTER PUBLIC GROUP

($ in Millions)

Total Available Liquidity

Cash and Short-Term Marketable Securities + Available Bank Credit Facilities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
$305
$1,627
$338
$2,192
$586
$1,551
3/31/2006
12/31/2005
3/31/2005
Available Committed Bank Facilities
Cash and Short-Term Marketable Securities

($ in Millions)

INTER PUBLIC GROUP

Cautionary Statement

INTER PUBLIC GROUP

- This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

- Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

  - risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
  - potential adverse effects to our financial condition, results of operations or prospects as a result of our restatements of prior period financial statements;
  - our ability to satisfy covenants under our credit facilities;
  - our ability to satisfy certain reporting covenants under our indentures;
  - our ability to attract new clients and retain existing clients;
  - our ability to retain and attract key employees;
  - risks associated with assumptions we make in connection with our critical accounting estimates;
  - potential adverse effects if we are required to recognize additional impairment charges or other adverse accounting-related developments;
  - potential adverse developments in connection with the ongoing SEC investigation;
  - potential downgrades in the credit ratings of our securities;
  - risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates; and
  - developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

- Investors should carefully consider these factors and the additional risk factors outlined in more detail in our 2005 Annual Report on Form 10-K under Item 1A, Risk Factors.